Exhibit 10.48

                            ASSET PURCHASE AGREEMENT


This Agreement is dated as of September 30th, 1999 (the "Effective Date") and made between Object Design, Inc., located at 25 Mall Road, Burlington,
Massachusetts 01803, U.S.A. ("ODI"), and Transformis LLC, located at 955 Massachusetts Avenue, Number 221, Cambridge, Massachusetts 02139 ("Transformis").

WHEREAS,

A. Transformis owns and operates a business of developing, marketing, selling, licensing, and maintaining software and providing related services (the "Business") ; and

B. Transformis has agreed to sell and ODI has agreed to purchase on the terms and conditions of this Agreement and with effect from the Closing Date (as hereinafter defined) certain Assets of the Business;

C. Transformis expects to terminate its employment or engagement of Carl Sjogreen, Alex Lloyd and Omri Traub, and ODI desires to hire or retain such individuals, all upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants, representations, warranties, and payments hereinafter set forth, and upon the terms and conditions of this Agreement the parties agree as follows:


                             ARTICLE 1 - DEFINITIONS

In this Agreement and the Exhibits attached hereto, the following definitions shall apply:

1.1      "Assets" means the Software and Contracts.

1.2 "Closing" means the completion of the transfer and the consummation of the transactions contained in this Agreement. Notwithstanding the foregoing, for accounting purposes, the effective date of purchase hereunder shall be the Effective Date of this Agreement.

1.3      "Closing Date" means October 5, 1999.

1.4 "Contracts" means all contracts, agreements, licenses, and other commitments and arrangements, oral or written, with any person or entity respecting the ownership, license, acquisition, design, development, assignment, distribution, marketing, use, or maintenance of the Software, and related technical or user documentation, including without limitation development contracts, work-for-hire agreements, consulting and employment agreements, distribution agreements, licenses and sublicenses to others, maintenance, support, or enhancement agreements, and specifically including but not limited to the contracts listed in Exhibit A and, subject to Clause 2.2(a), Exhibit F.

1.5 "Dollars" and the sign "US$" means the currency of the United States of America.

1.6 "Intellectual Property" means all right, title and interest of Transformis to any and all trademarks, trade names, brands, logos and business names and any and all formulae, know-how, trade secrets, specifications, designs, patents, copyrights (including registrations, licenses, and applications pertaining thereto) and any other proprietary rights owned or held by Transformis in relation to the Software and Assets, including without limitation the intellectual property rights set forth in Exhibit G hereto.

1.7      "Purchase  Consideration"  means the  consideration set forth in Clause
         3.1.

1.8 "Software" means all software owned by or licensed to Transformis, or in which Transformis has any other interest, including but not limited to the software listed in Exhibit A and the Intellectual Property therein, and the source code, object code, firmware, and any and all operating manuals and other documentation relating to such software and the acquisition, design, development, use and/or maintenance of such software, and all inventories, along with any and all utilized media, thereto.


                    ARTICLE 2 - PURCHASE AND RELATED MATTERS

2.1 Subject to the terms of this Agreement (including but not limited to Clause 2.3(b)), at the Closing, which is to be held on the Closing Date, Transformis shall sell, transfer, assign, convey, and deliver to ODI as beneficial and legal owner and ODI shall acquire from Transformis in reliance on the representations and warranties contained in Clause 6.1, and the other provisions of this Agreement, the items set forth below, whether tangible or intangible, free from all liens, charges and encumbrances and together with all rights, title and interests now or hereafter attaching thereto:

         2.1.1    the Assets;

         2.1.2 all causes of action, claims and similar rights, whether accrued or not, relating to the ownership, title and interest in the Assets including but not limited to the right to bring an action for any infringement of any copyright in the Assets which occurred prior to the Closing;

         2.1.3 All accounts receivable, including but not limited to all license fees and maintenance fees and charges owing or to become owing to Transformis under the Contracts.

         To the extent any rights or assets of Transformis primarily relate to the Software or are otherwise necessary for the ownership and use of the Assets, but are not properly itemized or do not appear on the applicable Schedules hereto where required, then, unless this Agreement otherwise provides directly for ODI to provide for or obtain such rights or assets in a different way, such rights and assets shall nonetheless be deemed transferred to ODI at Closing pursuant to this Clause 2.1. It is mutually acknowledged that the Schedules hereto are to be prepared as of the Effective Date, and consequently the Assets so identified may vary on the Closing Date because of the effect of the ongoing operations of Transformis.

2.2 ODI shall not at any time (whether prior to or after the Closing) assume or be liable or responsible for, and Transformis shall at all times (both prior to and after the Closing) be and remain solely liable and responsible for, any liabilities and obligations relating to Transformis, its business and the Assets, including without limitation the following:

         a) Any obligations under any of the Contracts or other agreements with licensees of the Software and other customers of Transformis, including but not limited to licensing, warranty and maintenance, until such time, if any, as the licensee or customer thereunder shall have signed a contract with ODI to license the Software; provided that Transformis shall retain all right, title and interest under and to the each of the Contracts listed in Exhibit F until such time, if any, as the licensee or customer thereunder shall have signed a contract with ODI to license the Software, at which time all such right, title and interest shall be deemed to transferred to ODI pursuant to clause 2.1.

         b) Any liability or obligation of Transformis of any kind, known or unknown, contingent or otherwise, not either enumerated as an assumed liability hereunder or resulting from any express covenant, agreement, or indemnity of ODI in this Agreement or the other agreements and instruments to be executed and delivered by ODI in connection with this Agreement.

         c) Any liability or obligation of Transformis for federal, state, or local income, franchise, property, sales or use (to the extent arising from pre-Closing transactions), recapture or other taxes, assessments, and penalties, whether arising out of the transactions contemplated by this Agreement or otherwise.

         d) Any liability or obligation resulting from violations of any applicable laws or regulations by Transformis prior to the Closing Date or infringement of third-party rights or interests.

         e) Any employee liabilities relating to present, past or future employees of Transformis with respect to plans, programs, policies, commitments, and other benefit entitlements established or existing on, prior to or after the Closing Date (whether or not such liabilities are accrued or payable at Closing, and whether or not such liabilities are contingent in nature), including but not limited to:

                  1.       Any liability or obligation for workers' compensation

                  2.       Any  current  or  future   liabilities  to  employees
                           retiring on, before, or after Closing, and their dependents.

                  3. Any current or future liabilities for benefits that may have been accrued or earned by any employees associated with Transformis on, before or after Closing under any pension plans relating to service prior to or after Closing.

                  4. Any current or future liabilities for claims incurred prior to or after Closing and related expenses with respect to any employees associated with Transformis under any welfare or disability plans established or existing at, prior to or after Closing, regardless of when filed with ODI, Transformis, or the claims administrator for any such plan.

                  5. Any retrospective premium on pension, savings, thrift, or profit-sharing plan contributions relating to any employees associated with Transformis incurred or accrued prior to or after Closing, regardless of when invoiced or recorded.

                  6. Any monetary liability for severance payments that have arisen or may arise at any time in favor of any of Transformis' employees under any plan, program, policy, commitment, or other benefit entitlement.

         f) Any liability or obligation for product liability or warranty claims or damage claims arising out of defects in or failures of any product, program, or material of Transformis provided, distributed, licensed, or delivered prior to the Closing Date.

         g) Any litigation pending or threatened against Transformis or the Assets as of the Closing Date.

2.3 ODI hereby assumes and releases Transformis from all obligations relating to the Assets to customers who have signed a license agreement with ODI to license the Software.


                 ARTICLE 3 - PURCHASE CONSIDERATION AND PAYMENT

3.1 The purchase consideration paid or to be paid by ODI to Transformis for the purchase of the Assets and all related copyrights shall be as follows:

         3.1.1 The amount of one million Dollars (US$1,000,000).

3.2 The amount in Clause 3.1.1 above shall be paid upon the Closing.

3.3 It is acknowledged by the parties that the purchase consideration for the sale of the Assets and the transactions hereunder, and the calculations concerning the total amount of cash payment due Transformis hereunder, were arrived at by an arms length negotiation, appropriately reflect the fair market value of the purchased Assets, will be binding on the parties for tax purposes in connection with the transaction hereunder and will be consistently reflected by the parties in their respective tax returns. In this regard, the parties will as soon as practicable, but in any event within thirty (30) days after the Closing, agree in writing on an allocation of the purchase consideration among the Assets.

3.4 All payments from one party to another under this Agreement shall be made by wire transfer of immediately available federal funds in Dollars to an account designated in writing by the party to receive such payment.


                       ARTICLE 4 - CLOSING AND CONDITIONS

4.1 Except as otherwise expressly provided herein, full title to, and possession of, the Assets shall be transferred from Transformis to ODI and/or its nominee at the Closing.

4.2 The obligation of ODI to consummate the transactions contemplated hereby is subject to the satisfaction at or prior to the Closing of the following conditions:

         4.2.1 There shall be no breach by Transformis of any of its covenants herein to be performed in whole or part at or prior to the Closing and the representations and warranties of Transformis contained herein shall be true and correct in all material respects as of the Closing, and Transformis shall have delivered to ODI a certificate of [Carl Sjogreen] to such effect; and

         4.2.2 ODI and its accountants and attorneys shall have conducted a diligence investigation of all matters related to Transformis' Business and Assets deemed relevant by ODI or such accountants or attorneys to such diligence investigation, and the results of such diligence investigation shall have been satisfactory to ODI.

         4.2.3 Transformis shall have delivered to ODI all of the following items:

                  (a) Possession of the Assets shall, as far as practical,  have been given to ODI, including possession of all copies of the Software, the original (or copy if the original is not available) of each of the Contracts which Transformis holds in its possession and any relevant documents of title to the Assets and the Intellectual Property of such Assets, including but not limited to any documentation evidencing the transfer of ownership in the Intellectual Property of the Software from Transformis to ODI which is registered with the U.S. Patent and Trademark Office or any other government agency; and

                  (b) A bill of sale  evidencing  the transfer of the Assets and the other property and assets provided for in this Agreement, in form and substance satisfactory to ODI; and

                  (c) An original  Novation Consent (in the form attached hereto as Exhibit B and as appropriate to be stamped and registered if required) with respect to each of the Contracts listed on Exhibit A executed by the appropriate party, Transformis, and ODI; and

                  (d) An employment and  non-competition  agreement  executed by
                      Carl Sjogreen substantially in the form attached hereto as Exhibit C; and

                  (e) An employment and  non-competition  agreement  executed by
                      Alex Lloyd substantially in the form attached hereto as Exhibit D; and

                  (f) An employment and  non-competition  agreement  executed by
                      Omri Traub substantially in the form attached hereto as Exhibit E; and

                  (g) Such consents,  assurances,  transfers and other documents or actions as may be necessary or as ODI may reasonably require to vest in ODI good and marketable title to, ownership of and the full benefit of the Assets, including but not limited to any required consents and other items; and

                  (h) All  the  books,  records  and  documents  of  Transformis pertaining to the Assets as ODI reasonably requests; provided, however, that if Transformis is required by law or regulation to keep the originals of any such books, records and documents, it may deliver copies thereof to ODI; and

                  (i) All consents, assignments, and/or estoppel certificates in such form, from such third parties, and with respect to such Assets to be assigned to ODI at Closing as ODI may specify on or before Closing; and

                  (j) True and complete copies of the limited  liability company agreement and any other constitutional documents of Transformis, certified as such by the secretary, or other equivalent officer of Transformis; and

                  (k) A  certificate  of  good  standing  and a  certificate  of formation or existence (or equivalent documentation) as of the Closing Date or a reasonably recent date before the Closing Date from the jurisdiction of organization of Transformis; and

                  (l) Such other assurances,  certificates,  documents, consents or legal opinions as ODI may reasonably require in connection with the transactions contemplated hereby.

4.3      The   obligation  of   Transformis   to  consummate   the   transaction
         contemplated hereby is subject to the satisfaction at or prior to the Closing of the following conditions:

         4.3.1 There shall be no breach by ODI of any of its covenants herein to be performed in whole or part at or prior to the Closing and the representations and warranties of ODI contained herein shall be true and correct in all material respects as of the Closing; and

         4.3.2 ODI shall have delivered all of the following items:

                  (a) To Transformis, the cash consideration specified in Clauses 3.1.1; and

                  (b) To Carl Sjogreen, an employment and non-competition agreement with him executed by ODI substantially in the form attached hereto as Exhibit C; and

                  (c)   To  Alex  Lloyd,   an  employment  and   non-competition
                        agreement with him executed by ODI substantially in the form attached hereto as Exhibit D; and

                  (d)   To  Omri  Traub,   an  employment  and   non-competition
                        agreement with him executed by ODI substantially in the form attached hereto as Exhibit E.

                  (e) To each of Messrs. Sjogreen, Lloyd and Traub, a grant of the respective options, set forth in the foregoing employment and non-competition agreements, effective upon the start date of employment with ODI.

4.4 Subject to Clause 4.2, the Closing of the purchase and sale provided for herein shall take place on the Closing Date in a location in Massachusetts, U.S.A. to be mutually agreed by the parties.

4.5      If any of the conditions of Closing set forth in sections 4.1, 4.2, and
         4.3 are not satisfied by the Closing Date, the non-breaching party may at its option:

         4.5.1 defer the Closing to a date not more than thirty (30) days after the Closing Date (and so that the provisions of this Clause 4.5 shall apply to the Closing as deferred)

         4.5.2 proceed to Closing so far as practicable (without prejudice to its rights hereunder) or

         4.5.3    terminate this Agreement.

4.6 Transformis shall pay all sales, use and other transfer taxes of any kind and nature including without limitation, all stamp duty that arises in connection with this Agreement and any other transaction contemplated by it ("Taxes").


                 ARTICLE 5 - POST CLOSING ACTIONS AND COVENANTS

ODI and Transformis shall perform the following actions and covenants following the Closing:

5.1 Transformis shall grant to ODI the right to prosecute or otherwise enforce in Transformis' name for the benefit of ODI any claims, rights, or benefits that are transferred to ODI by this Agreement but require prosecution or enforcement in Transformis' name.

5.2 If requested by ODI, Transformis shall provide reasonable cooperation to assist ODI in the production of financial statements and to auditors who may seek to audit such financial statements or information.

5.3 Transformis shall at anytime and from time to time, execute and deliver such further instruments of conveyance and transfer and take such additional actions as may be reasonably necessary to effect or evidence the transactions contemplated by this Agreement.


               ARTICLE 6 - REPRESENTATIONS, WARRANTIES & LIABILITY

6.1 As consideration for entering into this Agreement and as a condition precedent thereto, as of the Closing, Transformis represents and warrants the following to ODI:

         6.1.1 That Transformis is a limited liability company duly organized, validly existing and in good standing under the laws of The State of Delaware, U.S.A. and it has full power and authority to carry on its Business and own its properties.

         6.1.2 That Transformis has full power and authority to enter into and perform this Agreement and that Mr. Carl Sjogreen has the authority from Transformis to execute this Agreement and transfer the Assets to ODI. Further, that the execution and delivery of this Agreement, and all other documents required to be executed and delivered by Transformis pursuant to this Agreement, the taking of all actions required in connection herewith or therewith, and the performance by Transformis of the obligations to be performed by Transformis hereunder and thereunder have been duly authorized by all necessary action of Transformis. Further, that this Agreement has been, and on the Closing Date all other documents required to be executed and delivered by Transformis pursuant to this Agreement shall be, duly executed and delivered by Transformis and constitute the valid and binding obligation of Transformis enforceable against it in accordance with their respective terms.

         6.1.3 That neither the execution, delivery and performance of this Agreement by Transformis nor the consummation by Transformis of the transactions contemplated hereby will:

                  (a) violate,  conflict  with or  result  in any  breach  of or default under or permit the acceleration of any obligation or loss of any rights, or give rise to any obligation under, the provisions of the charter, operating agreement or other organizational documents of Transformis, any of the Contracts or any other agreement, lease, license, instrument or other document to which Transformis is a party or by which Transformis or any of its properties are bound, or any consent, approval, filing, order, license, authorization, registration, judgment or decree or, to the best of Transformis' knowledge, any statute, law, ordinance, rule or regulation applicable to Transformis, its Business or any of the Assets of other properties of Transformis or any of the transactions contemplated hereby; or

                  (b) result in the creation of any lien,  claim or  encumbrance upon the Assets.

         6.1.4 That all consents and approvals of and notifications to any governmental authority or other person not a party hereto required in connection with the execution and delivery of this Agreement by Transformis or the performance by Transformis of its obligations hereunder, or the transfer of the ownership of any of the Assets, have been obtained or made.

         6.1.5 That at the Closing, the Contracts will be legally transferred to ODI, with Transformis and all other contracting parties' consent, and that Transformis has the authority to transfer the Contract(s) to ODI or any ODI subsidiary.

         6.1.6 That no notice from any governmental body has been served upon Transformis claiming any violation of any applicable laws, regulations and ordinances relating to the Assets. Further, that there is not, to the best of Transformis' knowledge, any unsatisfied requisition by or dispute with any government authority or other body or official of competent jurisdiction affecting or relating to the Assets.

         6.1.7 That all of the Assets shall be immediately prior to the Closing, the absolute and exclusive property of Transformis, that the Assets will, at the Closing pass to ODI with good marketable title, free of any option, right to acquire, assignment, mortgage, charge, lien, lease, infringement, or any other encumbrance or adverse interest whatsoever and that none of the Assets is the subject of any purchase, conditional sale, or credit sale agreement, except in any case as and to the extent created by ODI or its affiliates.

         6.1.8 That, as of the Closing Date, Transformis has delivered to ODI the Software and the original (or a copy if the original is not available) of each of the Contracts.

         6.1.9 That with the exception of the Contracts, there are no licenses or authorizations (a) which Transformis has granted to any third party with respect to the Software; and (b) which are required for ODI to obtain all rights, title and interests in the Assets.

         6.1.10   With respect to the Contracts;

                  (a) that they are valid, in full force and effect and binding and enforceable upon the parties thereto in accordance with their respective terms; and

                  (b)    that  Transformis  has  paid  in full  or  accrued  all
                         amounts due and payable by it thereunder and has satisfied in all material respects, or adequately reserved or otherwise provided for, all of its liabilities and obligations thereunder; and

                  (c) that Transformis is not in default under any Contract, nor is any other party to any such agreement or arrangement in default thereunder, which default would have a materially adverse effect on Transformis' rights under such Contract or any license granted to or by Transformis under such Contract; and

                  (d) that Transformis has obtained all necessary approvals and consents in relation to each of the Contracts, and that the current rights of Transformis under each of the Contracts will continue in full force and effect in favor of ODI following the novation of the Contracts to ODI contemplated by Clause 4.2.3(c) and the consummation of the transactions contemplated by this Agreement.

         6.1.11 That, as of the Closing Date, Transformis has no liabilities of any kind or nature, whether absolute or contingent or otherwise, that are not disclosed on the balance sheet of Transformis as of August 31, 1999, certified by Carl Sjogreen, which has herewith been delivered to ODI, or have not otherwise been disclosed in writing to ODI.

         6.1.12   That,   there  are  no   pending   or   threatened   disputes,
                  controversies with any party holding any rights under the Contracts or relating to the Software nor any valid basis for such a dispute.

         6.1.13 That there are no suits, actions or claims or legal, administrative, mediation or arbitration proceedings or investigations (collectively "Actions") (whether or not the defense thereof or liabilities in respect thereof are covered by policies of insurance) pending or threatened against Transformis or otherwise involving the Assets. There are no Actions pending which would give rise to any right of indemnification from Transformis or any successor to the Assets and no valid basis for any such Action exists.

         6.1.14 That, to the best of Transformis' knowledge, the Software does not infringe any third party intellectual or proprietary property rights, and that in no instance has the eligibility of the Software for protection under applicable copyright law been forfeited to the public domain by omission of any required notice or any other action.

         6.1.15 That Transformis has promulgated and used its best efforts to enforce a trade secret protection program, and that insofar as Transformis knows, there has been no material violation of such program by any person or entity, and that the source code and system documentation relating to the Software have (1) at all times been maintained in confidence and (2) been disclosed by Transformis only to employees and consultants, under obligations of confidentiality, having "a need to know" the contents thereof in connection with the performance of their duties to Transformis.

         6.1.16 That all personnel, including employees, agents, consultants, and contractors, who have contributed to or participated in the conception and development of the Software, technical documentation related thereto, or Intellectual Property or other Assets on behalf of Transformis either have (1) been party to a "work-for-hire" arrangement or agreement with Transformis, in accordance with applicable federal and state law, that has accorded Transformis full, effective, exclusive, and original ownership of all tangible and intangible property thereby arising, or (2) executed appropriate instruments of assignment in favor of Transformis as assignee that have conveyed to Transformis full, effective, and exclusive ownership of all tangible and intangible property thereby arising.

         6.1.17 That the technical documentation for the Software includes the source code, system documentation, statements of principles of operation, and schematics for all Software, as well as any pertinent commentary or explanation that may be necessary to render such materials understandable and usable by a trained computer programmer in C++, and that the Software and documentation contain no other programming or materials in which any third party may claim superior, joint, or common ownership, including any right or license, and do not contain derivative works of any programming or materials not owned in their entirety by Transformis and included in the Assets.

         6.1.18 That all accounts receivable of Transformis, if any, are fully collectible within the customary collection cycle, subject only to bad debts that will not exceed the amount of bad debt reserves set aside by Transformis, and all accounts receivable call for payment to be made within at least sixty (60) days to the principal office of Transformis.

         6.1.19 That all tax returns of every kind (including returns of real and personal property taxes, intangible taxes, withholding taxes, and FICA and unemployment compensation taxes) relating to the Software and other Assets that are due to have been filed in accordance with any applicable law have been duly filed; and all taxes shown to be due on such returns have been paid in full.

         6.1.20   That  Transformis  has not  authorized  any  person  to act as broker or finder or in any other similar capacity in connection with the transactions contemplated by this Agreement in any manner that may or will impose liability on ODI.

         6.1.21 That all written materials delivered or to be delivered by or on behalf of Transformis to ODI in connection with this Agreement and the transactions contemplated hereby do not, when read together, in light of the circumstances under which the statements contained in those materials were made, contain:

                  (a)    any untrue statement of material fact; or

                  (b) any statement which is false or misleading as a result of the failure to include or state a material fact which is necessary to prevent the statement from being false or misleading.

         6.1.22   That Transformis has no subsidiaries.

         6.1.23 Transformis acknowledges that ODI has entered into this Agreement in reliance upon the above representations and warranties.

         6.1.24 Transformis acknowledges that each of the warranties is separate and independent.

         6.2 As consideration for entering into this Agreement and as a condition precedent thereto, as of the Closing, ODI represents and warrants to Transformis the following:

         6.2.1 That ODI is a corporation duly organized, validly existing and in good standing under the laws of the United States of America.

         6.2.2 That this Agreement and Exhibits C, D and E hereto when delivered at the Closing have been duly authorized, executed and delivered by ODI, that ODI has the right, power, authority and legal capacity to enter into and perform the obligations to be performed by it hereunder and thereunder, and that this Agreement and Exhibits C, D and E when executed and delivered at the Closing constitute valid and binding obligations of ODI enforceable against it in accordance with their respective terms.

         6.2.3 That all consents and approvals of and notifications to any governmental authority or other person not a party hereto required in connection with the execution and delivery of this Agreement by ODI or the performance by ODI of its obligations hereunder have been obtained or made.

         6.2.4 That neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will:

                  (a) violate any provision of the Certificate of Incorporation or By-laws of ODI or any material law, regulation, ordinance, judgement or decree applicable to ODI and its ability to perform its obligations hereunder; or

                  (b) violate or conflict with any agreement to which ODI presently is a party

         6.2.5    That  ODI has  the  cash to make  the  payments  indicated  in section 3.1.1 hereof.

         6.2.6 ODI acknowledges that Transformis has entered into this Agreement in reliance upon the above representations and warranties.


ARTICLE 7 - INDEMNIFICATION

7.1 Subject to the provisions of Clause 7.4, from and after the Closing, Transformis (an "Indemnifying Party") shall indemnify and hold harmless ODI and its directors, officers, employees, affiliates, agents, representatives, successors and assigns (collectively, "Indemnified Parties") from and against any and all losses, liabilities, claims, costs, expenses (including but not limited to reasonable attorneys' fees), damages and deficiencies resulting from:

         (a) any breach of any representation or warranty made by Transformis pursuant to this Agreement or in any certificate, instrument or other document delivered pursuant hereto, or any failure by Transformis to fulfill any covenant, indemnity, undertaking or agreement on the part of Transformis contained in this Agreement;

         (b) any and all investigations, actions, suits, proceedings, claims, demands, assessments or judgments, or the defenses of any claims, related to the foregoing; and

         (c) any liabilities or obligations of any kind or nature whatsoever, whether accrued, absolute, contingent, or otherwise, known or unknown, arising out of or in connection with the conduct of Transformis or the ownership or use of the Assets prior to and/or after the Closing Date.

7.2 Subject to the provisions of Clause 7.4, from and after the Closing, ODI (an "Indemnifying Party") shall indemnify and hold harmless Transformis and its members, employees, affiliates, agents, representatives, successors and assigns (collectively, "Indemnified Parties") from and against any and all losses, liabilities, claims, costs, expenses (including but not limited to reasonable attorneys' fees), damages and deficiencies resulting from:

         (a) any breach of any representation or warranty made by ODI pursuant to this Agreement or in any certificate, instrument or other document delivered pursuant hereto, or any failure by ODI to fulfill any covenant, indemnity, undertaking or agreement on the part of ODI contained in this Agreement;

         (b) any and all investigations, actions, suits, proceedings, claims, demands, assessments or judgments, or the defenses of any claims, related to the foregoing; and

         (c) any liabilities or obligations of any kind or nature whatsoever, whether accrued, absolute, contingent, or otherwise, known or unknown, arising out of or in connection with the ownership or use of the Assets only as modified by ODI and/or combined with other technology by ODI, provided that such modification or combination gives rise to an infringement claim against Transformis, and such claim would not have arisen but for such modification and/or combination, after the Closing Date.

7.3 If an Indemnifying Party is obligated to indemnify any Indemnified Party pursuant to Clause 7.1 or 7.2, or in the event that any action is begun as a result of which an Indemnifying Party may become obligated to any Indemnified Party, then the Indemnified Party shall give prompt written notice thereof to the Indemnifying Party; provided however that the failure so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party otherwise than under such Clause, and shall not relieve the Indemnifying Party from liability under such Clause unless the Indemnifying Party is prejudiced by such omission.

         In case such action is brought against any Indemnified Party and the Indemnified Party notifies the Indemnifying Party of the commencement thereof, the Indemnified Party shall have the right to participate in, and to the extent that it may wish, assume the defense of such action with counsel reasonably satisfactory to the Indemnifying Party. An Indemnified Party may not settle any such action without the prior consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

         Notwithstanding the right of the Indemnified Party to assume the defense of any action to which it may become a party or a target, the Indemnifying Party shall have the right to employ separate counsel and to participate in the defense of such action at its own cost.

7.4      Liability

         7.4.1    Each party's liability for indemnification  under this Article
                  7  shall  be  limited  to  a  maximum   aggregate   amount  of
                  US$1,000,000.

         7.4.2 Each party's liability for indemnification under this Article 7 shall continue for a period of one (1) year from the Closing Date.


                           ARTICLE 8 - CONFIDENTIALITY

8.1 Until Closing (and, if this Agreement is terminated for any reason, for a period of five (5) years thereafter), ODI shall, and shall use its reasonable efforts to cause its personnel and agents to, hold in strict confidence, not disclose to any person without the prior written consent of Transformis, and not use in any manner except in connection with the transactions contemplated hereby, any confidential business or technical information obtained from Transformis in connection with the transactions contemplated hereby concerning the Software or the other Assets. This obligation shall cease to apply to ODI upon the occurrence of Closing. In the event that this Agreement terminates for any reason, ODI shall return to Transformis or destroy, only at Transformis' instruction, all materials in its possession containing any such confidential information, including all copies, extracts, adaptations, and transcriptions thereof.

8.2 Until Closing (and, if this Agreement is terminated for any reason, for a period of five (5) years thereafter), Transformis shall, and shall use its reasonable efforts to cause its personnel and agents to, hold in strict confidence, not disclose to any person without the prior written consent of ODI, and not use in any manner whatsoever, any confidential business or technical information remaining in its possession concerning ODI. This obligation shall cease to apply to Transformis upon the occurrence of Closing. In the event that this Agreement terminates for any reason, Transformis shall return to ODI or destroy, only at ODI's instruction, all materials in its possession containing any such confidential information, including all copies, extracts, adaptations, and transcriptions thereof.

8.3 Notwithstanding Sections 8.1 and 8.2, either party may disclose confidential information (1) where necessary to any regulatory authorities or governmental agencies pursuant to legal process or (2) if required by court order or decree.

8.4 For purposes of this Agreement, information shall not be deemed confidential (1) if such information is available in full from public sources; (2) if such information is received from a third party not under an obligation to keep such information confidential; or (3) if the recipient can conclusively demonstrate that such information was independently developed by the recipient or was in the possession of recipient prior to disclosure.


                    ARTICLE 9 - TERMINATION PRIOR TO CLOSING

9.1      This Agreement may be terminated at any time prior to the Closing:
         (a)      By the mutual consent of Buyer and Seller; or

         (b) By Buyer or Seller, in writing, without liability, if the Closing shall not have occurred on or before October 31, 1999; or

         (c) By Buyer or Seller in writing, without liability, if the other party shall (1) fail to perform in any material respect its agreements contained herein required to be performed by it on or prior to the Closing Date or (2) materially breach any of its representations, warranties, agreements, or covenants contained herein, provided that such failure or breach is not cured within thirty (30) days after such party has been notified of the other party's intent to terminate this Agreement pursuant hereto; or

         (d)      As provide in Clause 4.5

9.2 Termination of this Agreement pursuant to this Article 9 shall terminate all obligations of the parties hereunder, except for the obligations set forth in Article 8 and Clauses 10.6 and 10.7.


                         ARTICLE 10 - GENERAL PROVISIONS

10.1 All the Clauses in this Agreement are distinct and severable, and if any Clause is held unenforceable, illegal or void in whole or in part by a court, regulatory authority or other competent authority, it shall to that extent be deemed not to form part of this Agreement, and the enforceability, legality and validity of the remainder of this Agreement will not be affected, however the Agreement shall, to the fullest extent permitted by law, be reformed and construed consistent with the parties' intent.

10.2 Transformis may not assign this Agreement or any rights or obligations hereunder, without ODI's prior written consent.

10.3 This Agreement and all Exhibits hereto (together with any documents to be executed pursuant to Article 5) supersedes all prior representations, arrangements, understandings and agreements between the parties hereto relating to the subject-matter hereof, and sets forth the entire, complete and exclusive agreement and understanding as at the date hereof between the parties relating to the subject matter hereof. No waiver of any provision shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. No amendment, modification, or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

10.4 Nothing in this Agreement, whether express or implied is intended to confer any rights or remedies under this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action against any party to this Agreement.

10.5     Notices:

         10.5.1 Any notice or other communication to be given or served under this Agreement shall be in writing, addressed to the relevant party and expressed to be a notice or communication under this Agreement and, without prejudice to the validity of another method of service may be delivered or sent by a recognized international courier or telecopier addressed as follows:

                  Transformis' Address:              955 Massachusetts Avenue
                                                     Number 221
                                                     Cambridge, MA 02139

                                                     Attention:  Carl Sjogreen
                                                     Fax No.:

                  ODI's Address:                     Twenty-five Mall Road
                                                     Burlington,  MA  01803-4194
                                                     U.S.A.

                                                     Attention:  General Counsel
                                                     Fax No.:  617-674-5227

                  or to such other address or telecopier number as the addressee may have previously substituted by notice.

         10.5.2 Any such notice will be deemed to have been duly served or given:

                  (a)      in the case of delivery, at the time of delivery;
                  (b) in the case of telecopier, upon transmission, subject to the correct code or telecopier number being received on the transmission report provided, however, that if a notice is not given or served during usual business hours on a business day, it will be deemed to be given or served on the next following business day.

10.6 Transformis shall not make any announcements or disclosures as to the subject matter of this Agreement except in a form and manner acceptable to ODI and at such time as ODI deems appropriate and as may be required by law.

10.7     Each party  shall pay its own costs and  expenses  in  negotiating  and preparing this Agreement and in closing and carrying out the transactions contemplated by such party under this Agreement, including without limitation, legal and accounting fees.

10.8 From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with Article 9 hereof (the "Exclusivity Period"), Transformis will not, directly or indirectly, through any officer, director, employee, affiliate or agent of Transformis or otherwise, solicit, initiate, seek, entertain, encourage or support any inquiry, proposal or offer from, furnish any information to, or participate in any negotiations with, any third party regarding any acquisition of Transformis, any merger or consolidation with or involving Transformis, or any acquisition of any material portion of the stock or assets of Transformis. Transformis agrees that, in no event, will it accept or enter into an agreement concerning any such third party acquisition transaction during the Exclusivity Period. Transformis will notify ODI immediately after receipt by Transformis (or any of its officers, directors, employees, affiliates or agents) at any time during the Exclusivity Period of any unsolicited proposal or request for, or inquiry respecting, any third party acquisition transaction involving Transformis by any person or entity. Such notice to ODI will indicate in reasonable detail the identity of the person making the proposal or inquiry and the terms and conditions of such proposal or inquiry.

10.9 This Agreement and all relationships created hereby will in all respect be enforced, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts, U.S.A. without regard to its principles of conflicts of laws.

10.10 It is irrevocably agreed that the jurisdiction and venue of any action with respect to this Agreement shall be in a court of competent subject matter jurisdiction located in The Commonwealth of Massachusetts, USA.



AGREED by authorized representatives of both parties:

OBJECT DESIGN, INC.                                       TRANSFORMIS LLC

Signature:________________________             Signature:______________________

Name:_____________________________             Name:___________________________

Title:____________________________             Title:__________________________

                                    EXHIBIT A

                                     ASSETS



I.       SOFTWARE

         A. The software described as "Stylus XSL Development Tool" and the source code, object code, firmware and all operating manuals and other documentation relating to such software.

         B. All software that has been jointly developed or is currently being jointly developed by Transformis and ODI, including but not limited to the following software programs and any revisions, updates, and/or modifications thereto even if the name of the software program is changed, and the source code, object code, firmware and all operating manuals and other documentation relating to such software: None.


II.      CONTRACT(S)

         A.        Stringay Software Objective Edit; one developer license

         B.       Roguewave Software Tool.h++; one developer license

         C.       one Microsoft Developer Network Library subscription

         D.       Source OffSite Server; one client license

         E. Transformis has Pre-Release Software Agreements, in the form attached as Attachment A, with 322 testers of the "alpha" version of the Software, who are listed on Attachment B to this Exhibit A.

                                  ATTACHMENT B
               (See the Attached Alpha Program Participants List)

                                    EXHIBIT B

                                NOVATION CONSENT


Supplier:  [NAME]

Agreement:

The Supplier understands that Transformis LLC ("Transformis") intends to sell (or has sold) to Object Design, Inc. ("ODI") the following licenses: in accordance with the Agreement referenced to above (the "Assets") [SPECIFIC LIST OF LICENSES]. Supplier agrees, that, as of October 5, 1999, the Agreement is novated so that:

(a) ODI is substituted for Transformis under the Agreement as if ODI had originally been a party to the Agreement instead of Transformis;

(b) ODI is bound by and will comply with all the provisions of the Agreement and will enjoy all the rights and benefits of Transformis under the Agreement;

(c) ODI will meet all obligations and liabilities to the Supplier under the Agreement; and

(d) Supplier will meet all liabilities and obligations to ODI under the Agreement;

(e) Supplier releases and discharges Transformis from all obligations and all claims or proceedings under the Agreement.




Executed as a deed

Date:_______________________

Signed, sealed and delivered on behalf of the Supplier by:

Signature:______________________________________

Name:___________________________________________

Title/Position:_________________________________

Executed as a deed

Date:_______________________

Signed, sealed and delivered on behalf of Transformis by:

Signature:______________________________________

Name:___________________________________________

Title/Position:_________________________________


Executed as a deed

Date:_______________________

Signed, sealed and delivered on behalf of ODI by:

Signature:______________________________________

Name:___________________________________________

Title/Position:_________________________________

                                    EXHIBIT C

                             CONTRACT OF EMPLOYMENT
                                 by and between
                               OBJECT DESIGN, INC.
                                       and
                                  CARL SJOGREEN

This A.greement is between Object Design, Inc. ("Company") and Carl Sjogreen ("Employee").

1.       EMPLOYMENT

         The Company agrees to employ Employee and Employee accepts such employment, upon the terms and conditions hereinafter set forth, for a period of twenty-four (24) months beginning on October 5, 1999 (the "Initial Term"), and thereafter as an employee at will.

2.       DUTIES

         A. Employee shall be employed as a member of the Company's Technical Staff and shall be responsible for modifying and developing software and shall have such other duties and responsibilities as the Board of Directors of the Company or their designee(s) shall determine from time to time.

         B. Employee agrees during the term of this Agreement to devote on a full-time basis, his time, energy and ability to the business of the Company.

3.       COMPENSATION AND BENEFITS

                    A. Employee's gross annual salary shall be $75,000,  payable on a semi-monthly basis and subject to an annual review process. In addition, subject to approval of the Board of Directors, the Company agrees to grant Employee an option to purchase 133,000 shares of Common Stock pursuant to the Company's 1997 Nonqualified Stock Option Plan. Such options shall have an exercise (purchase) price per share of one dollar ($1.00); shall vest 50% at the end of each twelve-month period after the date of the grant; and shall be converted, in accordance with the Company's then-current policy, to "eXcelon Options" in the event of a spin-off of the eXcelon division from the Company.

         B. Upon commencement of the employment, Employee shall be entitled to participate in the then current benefit programs offered by the Company for which he is eligible. Such participation shall be subject to the terms of the applicable plan documents and Company policies. The Company reserves its right, in its sole discretion, and as allowed by law, to modify, suspend or discontinue any or all such benefits at any time without recourse by the Employee.

         C. Except to the extent the terms of any benefit programs or stock option grants provide for the survival of rights or benefits, upon death of Employee, all rights of Employee under this Agreement shall terminate, with the exception of rights which accrued prior to the date of death.

         D. Employee shall be reimbursed for approved business expenses in accordance with Company's then current travel and expense policy.

4.       NON-COMPETITION, NON-DISCLOSURE

         Employee agrees to be bound by the Non-Competition, Non-Disclosure and Developments Agreement incorporated herein by reference and attached hereto as Appendix A.

5.       TERMINATION

         A. Termination for Cause. The Company shall have the right, at any time, at its sole option and upon giving the required legal notice, to terminate this Agreement for one or more of the following occurrences ("Cause"):

                1.    conviction  of the  Employee or a plea of nolo  contendere
                      for  any  felony  or  any  other  crime   involving  moral
                      turpitude;

                2. willful misconduct, fraud, embezzlement, or other material dishonesty on the part of Employee;

                3. a material failure of the Employee to perform his duties under Section 2 hereof (other than as a result of documented physical or mental illness) which continues after written demand for performance is delivered to the Employee which demand specifically identifies the manner in which it is alleged that the Employee has materially failed to perform his duties;

                4. material breach by the Employee of any provision of this Agreement and attached Exhibit A which is not remedied within thirty (30) days of receiving written notice of such breach.

         B. Other Termination. After the Initial Term, the Employee shall be an employee at will and the Company shall have the right at any time, at its option and upon giving the required legal notice, to terminate this Agreement for any reason or no reason.

6.       EFFECT OF TERMINATION

         A. If the Company terminates this Agreement for Cause at any time or without Cause after the Initial Term, or the Employee terminates this Agreement at any time for any reason, then upon termination, the Employee's then current benefits shall terminate in accordance with Company policy or as required by law, except that the Company shall remain obligated in respect to and will pay all such salary and other benefits as may be accrued and unpaid on the date of termination.

         B. If Company terminates this Agreement without Cause during the Initial Term, then the Employee's then current benefits shall continue until the expiration of the Initial Term in accordance with Company policy or as required by law, and the Company shall remain obligated in respect to and will pay all salary that Employee would otherwise be entitled to receive hereunder until the expiration of the Initial Term.

7.       CONFLICTING AGREEMENTS

         Employee hereby represents and warrants that the execution of this Agreement and the performance of Employee's obligations hereunder will not breach or be in conflict with any other agreement to which Employee is a party or is bound and that Employee is not now subject to any covenants against competition, covenants of confidentiality or similar covenants with any person or entity other than the Company.

8.       ENFORCEMENT OF COVENANTS

         Employee acknowledges and agrees that, were Employee to breach any of the covenants contained in Appendix A, the Non-Competition, Non-Disclosure and Developments Agreement, the damage to the Company may be irreparable, and that money damages alone may not be an adequate remedy. Accordingly, Employee agrees that the Company and its assigns, in addition to any other remedies available to them, shall be entitled to seek preliminary and permanent injunctive relief against any breach or threatened breach by Employee of any of said covenants, without posting bond.

9.       MISCELLANEOUS

         A. Employee understands that this Agreement does not create an obligation on the Company or any other person or entity to continue to employ Employee beyond the Initial Term.

         B. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

         C. Employee hereby agrees that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent permitted by applicable law.

         D.       This   Agreement   shall  be  governed  by  and  construed  in
                  accordance with the laws of The Commonwealth of Massachusetts, without regards to its principles of conflicts of law.

         E. Appendix A hereto is incorporated in and made a part of this Agreement. This Agreement contains the entire and only agreement between Employee and the Company respecting the subject matter hereof, and no modification, renewal, extension, waiver or termination of this Agreement or any of the provisions herein contained shall be binding upon Employee or the Company unless made in writing and signed by an authorized officer of the Company.

         F. Any notices to be given hereunder shall be in writing and shall be delivered by hand, by registered, certified or overnight mail to the appropriate address set forth below or to such other address as specified by notice.

         G. The term "Company" shall include Object Design, Inc. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successor and assigns, and all covenant and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.


BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE READ ALL OF THE PROVISIONS OF THIS AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.


SIGNATURE OF EMPLOYEE:__________________________________________

ADDRESS:________________________________________________________

DATE:___________________________________________________________

ACCEPTED BY OBJECT DESIGN, INC.

ADDRESS:________________________________________________________

BY:_________________________________

NAME:_______________________________

TITLE:______________________________

DATE:_______________________________

                                   APPENDIX A

                         NON-COMPETITION, NON-DISCLOSURE
                           AND DEVELOPMENTS AGREEMENT

In consideration of my employment, consulting or advisory relationship ("Employment"), as the case may be, with Object Design, Inc., a Delaware corporation with its principal place of business in Burlington, Massachusetts, and in recognition of the fact that as a result of such relationship I will or may have access to confidential information, I agree with the Company (as defined below) as follows:

1.   Agreement Not to Compete with the Company

(a) As long as I am employed or retained by the Company and for a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, as defined in my Employment Agreement of even date, I shall not, on my behalf, or as owner, manager, stockholder, consultant, director, officer or employee of any business entity, participate in the development or provision of goods or services which are competitive with goods or services sold or licensed, or under development, by the Company without the prior written authorization of the Company; provided, however, that I may, without the Company's prior written authorization, own (i) up to one percent (1%) of the issued and outstanding securities of any publicly held corporation or (ii) any securities in any non-public corporation which I owned prior to the date of my Employment. In the event that the Company and I disagree about whether any business entity develops or provides goods or services which are competitive with goods or services sold or licensed, or under development, by the Company at the date of termination, the disagreement shall be resolved either (i) by decision of the Company's Board of Directors at their next regularly scheduled board meeting acting in good faith after giving me a suitable opportunity to present my view in person and/or in writing or (ii) if either I or the Company gives notice to the Board of our objection to the decision of the Board within 30 days after such decision, by arbitration as provided herein. The Company and I agree that goods or services which are competitive with goods or services sold or licensed, or under development, by the Company shall not include goods and services used by any person or entity
(i) for such person or entity's non-public, in-house use, or (ii) for use as a component in a good or service which is not competitive with goods or services sold or licensed, or under development, by the Company.

If after the commencement of my Employment with the Company the Company determines to change its line of business so as to provide goods or services other than those sold or licensed, or under development, by the Company at the commencement of my Employment, then the Company shall give me notice of such determination.

(b) For a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, I shall not, on my own behalf, or as owner, manager, stockholder, consultant, director, officer or employee of any business entity, take away any of the customers that the Company had enjoyed during my Employment with the Company.

(c) For a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, I shall not solicit, induce, attempt to hire, or hire any employee of the Company (or any other person who may have been employed by the Company during the six months prior to the termination of my Employment), or assist in such hiring by any other person or business entity or encourage any such employee to terminate his or her employment with the Company.

(d) I recognize that the Company is developing highly specialized products and services in competition with the other business entities throughout the United States and the world, which products and services are designed to compete in regional, nation-wide and world-wide markets. In light of the competitive nature of the Company's products and services, I agree that the restrictions contained in this Section 1 cannot be limited to any geographic area.

2.   Confidentiality Agreement

(a) I will not at any time, whether during or after the termination of my Employment, reveal to any person or entity any of the Confidential Information of the Company or of any third party which the Company is under an obligation to keep confidential. The term "Confidential Information" as used throughout this Agreement shall mean all trade secrets, proprietary information and other data or information (and any tangible evidence, record or representation thereof), whether prepared, conceived or developed by an employee of the Company (including myself) or received by the Company from an outside source, which is in the possession of the Company (whether or not the property of the Company), which in any way relates to the present or future business of the Company or any customer or supplier of the Company, and which is maintained in confidence by the Company. Without limiting the generality of the foregoing, "Confidential Information" shall mean all trade secrets, know-how, proprietary information and other information or data relating to the present or future business of the Company, including but not limited to:

         (i) any idea, improvement, invention, innovation, development technical data, design, formula, device, pattern, concept, computer program, software, firmware, source code, object code, algorithm, subroutine, object module, schematic, model, diagram, flow chart, chip masking specification, user manual, training or service manual, product specification, plan for a new or revised product, compilation of information, or work in process, and any and all revisions and improvements relating to any of the foregoing (in each case whether or not reduced to tangible form); and

         (ii) the name of any customer, employee, prospective customer or consultant, any sales plan, marketing material, plan or survey, business plan, product or development plan or specification, business proposal, financial record, or business record or other record or information relating to the business of the Company.

Notwithstanding the foregoing, the term Confidential Information shall not apply to information (i) which the Company has voluntarily disclosed to the public without restriction, (ii) which has otherwise lawfully entered the public domain, (iii) which the Company has permitted me to disclose by its prior written consent; or (iv) which I may disclose at a forum, workshop or round table conference with the prior knowledge of the Company.

(b) I further represent that my performance of all of the terms of this Agreement and as an employee, consultant or advisor of the Company does not and will not breach any agreement to keep in confidence Confidential Information acquired by me prior to my Employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

(c) Further, I agree that during my Employment I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my Employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company and that within ten (10) days after the termination of my Employment I shall either (i) deliver all of the foregoing, and all copies thereof, to the Company, at its main office or (ii) destroy all of the foregoing, and all copies thereof, and deliver a sworn notice to the Company certifying to such destruction.

(d) The Company shall make adequate provision for the safekeeping of any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs, as requested by me upon notice to the Company given within 10 days after the termination of my Employment, and the Company shall provide me with a notice setting forth that it has complied with such request.

3.   Developments Agreement

(a) If at any time or times during my Employment, I shall (either alone or with others) make, conceive, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Developments") that relate to the business of the Company or that relate to software provided by suppliers to the Company and incorporated in the Company's products, or any of the goods and services sold, licensed or under development by the Company or result from the use of premises or personal property tangible or intangible owned, leased or contracted for by the Company such Developments and the benefits thereof shall immediately become the sole and absolute property of the Company and its assigns, and I shall promptly disclose to the Company (or any persons designated by it) each such Development and hereby assign any rights I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company.

(b) Upon disclosure of each Development to the Company, I will, during my Employment and at any time thereafter, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

         (i) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

         (ii) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

In the event the Company is unable, after reasonable effort, to secure my signature on any letters patent, copyright or other analogous protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by me.

(c) I understand that the Developments including, but not limited to, those identified in the pages, if any, attached hereto, which I can demonstrate to the satisfaction of the Company that I have made or conceived prior to my Employment by the Company are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof.

4.   Miscellaneous

(a) I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my Employment.

(b) Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

(c) I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

(d) I recognize that money damages alone would not adequately compensate the Company in the event of breach by me of this Agreement, and I therefore agree that, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled to injunctive relief for the enforcement hereof. Failure by the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions.

(e) My obligations under this Agreement shall survive the termination of my employment.

(f) The term "Company" shall include Object Design, Inc. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successor and assigns, and all covenant and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

(g) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(h) This Agreement contains the entire and only agreement between me and the Company respecting the subject matter hereof, and no modification, renewal, extension, waiver or termination of this Agreement or any of the provisions herein contained shall be binding upon me or the Company unless made in writing and signed by an authorized officer of the Company. In the event of any inconsistency between this Agreement and any other contract between me and the Company, the provisions of this Agreement shall prevail.

(i) Any notices to be given hereunder shall be in writing and shall be delivered by hand, by registered, certified or overnight mail to the appropriate address set forth below or to such other address as specified by notice.

(j) Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof and shall be final and binding upon the parties hereto. Notwithstanding anything to the contrary contained in this Section 4(j), the Company shall have the right to seek injunctive relief, specific performance or other equitable relief against me in a court of competent jurisdiction.

BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE READ ALL OF THE PROVISIONS OF THIS AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.

                                                   ____________________________
                                                   Signature

                                                   Address:

                                                   ____________________________

                                                   ____________________________

                                                   Date: __________________

                                                   Accepted:

                                                   OBJECT DESIGN, INC.
                                                   25 Mall Road
                                                   Burlington, MA  01803


                                                   By: ________________________

                                                   Title:  ____________________

                                    EXHIBIT D
                             CONTRACT OF EMPLOYMENT
                                 by and between
                               OBJECT DESIGN, INC.
                                       and
                                   ALEX LLOYD

This Agreement is between Object Design, Inc. ("Company") and Alex Lloyd ("Employee").

1.       EMPLOYMENT

         The Company agrees to employ Employee and Employee accepts such employment, upon the terms and conditions hereinafter set forth, for a period of twenty-four (24) months beginning on October 5, 1999 (the "Initial Term"), and thereafter as an employee at will.

2.       DUTIES

         A. Employee shall be employed as a member of the Company's Technical Staff and shall be responsible for modifying and developing software and shall have such other duties and responsibilities as the Board of Directors of the Company or their designee(s) shall determine from time to time.

         B. Employee agrees during the term of this Agreement to devote on a full-time basis, his time, energy and ability to the business of the Company.

3.       COMPENSATION AND BENEFITS

                    A. Employee's gross annual salary shall be $75,000,  payable on a semi-monthly basis and subject to an annual review process. In addition, subject to approval of the Board of Directors, the Company agrees to grant Employee an option to purchase 83,500 shares of Common Stock pursuant to the Company's 1997 Nonqualified Stock Option Plan. Such options shall have an exercise (purchase) price per share of one dollar ($1.00); shall vest 50% at the end of each twelve-month period after the date of the grant; and shall be converted, in accordance with the Company's then-current policy, to "eXcelon Options" in the event of a spin-off of the eXcelon division from the Company.

         B. Upon commencement of the employment, Employee shall be entitled to participate in the then current benefit programs offered by the Company for which he is eligible. Such participation shall be subject to the terms of the applicable plan documents and Company policies. The Company reserves its right, in its sole discretion, and as allowed by law, to modify, suspend or discontinue any or all such benefits at any time without recourse by the Employee.

         C. Except to the extent the terms of any benefit programs or stock option grants provide for the survival of rights or benefits, upon death of Employee, all rights of Employee under this Agreement shall terminate, with the exception of rights which accrued prior to the date of death..

         D. Employee shall be reimbursed for approved business expenses in accordance with Company's then current travel and expense policy.

4.       NON-COMPETITION, NON-DISCLOSURE

         Employee agrees to be bound by the Non-Competition, Non-Disclosure and Developments Agreement incorporated herein by reference and attached hereto as Appendix A.

5.       TERMINATION

         A. Termination for Cause. The Company shall have the right, at any time, at its sole option and upon giving the required legal notice, to terminate this Agreement for one or more of the following occurrences ("Cause"):

                1.    conviction  of the  Employee or a plea of nolo  contendere
                      for  any  felony  or  any  other  crime   involving  moral
                      turpitude;

                2. willful misconduct, fraud, embezzlement, or other material dishonesty on the part of Employee;

                3. a material failure of the Employee to perform his duties under Section 2 hereof (other than as a result of documented physical or mental illness) which continues after written demand for performance is delivered to the Employee which demand specifically identifies the manner in which it is alleged that the Employee has materially failed to perform his duties;

                4. material breach by the Employee of any provision of this Agreement and attached Exhibit A which is not remedied within thirty (30) days of receiving written notice of such breach.

         B. Other Termination. After the Initial Term, the Employee shall be an employee at will and the Company shall have the right at any time, at its option and upon giving the required legal notice, to terminate this Agreement for any reason or no reason.

6.       EFFECT OF TERMINATION

         A. If the Company terminates this Agreement for Cause at any time or without Cause after the Initial Term, or the Employee terminates this Agreement at any time for any reason, then upon termination, the Employee's then current benefits shall terminate in accordance with Company policy or as required by law, except that the Company shall remain obligated in respect to and will pay all such salary and other benefits as may be accrued and unpaid on the date of termination.

         B. If Company terminates this Agreement without Cause during the Initial Term, then the Employee's then current benefits shall continue until the expiration of the Initial Term in accordance with Company policy or as required by law, and the Company shall remain obligated in respect to and will pay all salary that Employee would otherwise be entitled to receive hereunder until the expiration of the Initial Term.

7.       CONFLICTING AGREEMENTS

         Employee hereby represents and warrants that the execution of this Agreement and the performance of Employee's obligations hereunder will not breach or be in conflict with any other agreement to which Employee is a party or is bound and that Employee is not now subject to any covenants against competition, covenants of confidentiality or similar covenants with any person or entity other than the Company.

8.       ENFORCEMENT OF COVENANTS

         Employee acknowledges and agrees that, were Employee to breach any of the covenants contained in Appendix A, the Non-Competition, Non-Disclosure and Developments Agreement, the damage to the Company may be irreparable, and that money damages alone may not be an adequate remedy. Accordingly, Employee agrees that the Company and its assigns, in addition to any other remedies available to them, shall be entitled to seek preliminary and permanent injunctive relief against any breach or threatened breach by Employee of any of said covenants, without posting bond.

9.       MISCELLANEOUS

         A. Employee understands that this Agreement does not create an obligation on the Company or any other person or entity to continue to employ Employee beyond the Initial Term.

         B. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

         C. Employee hereby agrees that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent permitted by applicable law.

         D.       This   Agreement   shall  be  governed  by  and  construed  in
                  accordance with the laws of The Commonwealth of Massachusetts, without regards to its principles of conflicts of law.

         E. Appendix A hereto is incorporated in and made a part of this Agreement. This Agreement contains the entire and only agreement between Employee and the Company respecting the subject matter hereof, and no modification, renewal, extension, waiver or termination of this Agreement or any of the provisions herein contained shall be binding upon Employee or the Company unless made in writing and signed by an authorized officer of the Company.

         F. Any notices to be given hereunder shall be in writing and shall be delivered by hand, by registered, certified or overnight mail to the appropriate address set forth below or to such other address as specified by notice.

         G. The term "Company" shall include Object Design, Inc. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successor and assigns, and all covenant and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.


BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE READ ALL OF THE PROVISIONS OF THIS AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.


SIGNATURE OF EMPLOYEE:_____________________________________________

ADDRESS:___________________________________________________________

DATE:______________________________________________________________

ACCEPTED BY OBJECT DESIGN, INC.

ADDRESS:___________________________________________________________

BY:__________________________________

NAME:________________________________

TITLE:_______________________________

DATE:________________________________

                                   APPENDIX A

                         NON-COMPETITION, NON-DISCLOSURE
                           AND DEVELOPMENTS AGREEMENT

In consideration of my employment, consulting or advisory relationship ("Employment"), as the case may be, with Object Design, Inc., a Delaware corporation with its principal place of business in Burlington, Massachusetts, and in recognition of the fact that as a result of such relationship I will or may have access to confidential information, I agree with the Company (as defined below) as follows:

1.   AGREEMENT NOT TO COMPETE WITH THE COMPANY

(a) As long as I am employed or retained by the Company and for a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, as defined in my Employment Agreement of even date, I shall not, on my behalf, or as owner, manager, stockholder, consultant, director, officer or employee of any business entity, participate in the development or provision of goods or services which are competitive with goods or services sold or licensed, or under development, by the Company without the prior written authorization of the Company; provided, however, that I may, without the Company's prior written authorization, own (i) up to one percent (1%) of the issued and outstanding securities of any publicly held corporation or (ii) any securities in any non-public corporation which I owned prior to the date of my Employment. In the event that the Company and I disagree about whether any business entity develops or provides goods or services which are competitive with goods or services sold or licensed, or under development, by the Company at the date of termination, the disagreement shall be resolved either (i) by decision of the Company's Board of Directors at their next regularly scheduled board meeting acting in good faith after giving me a suitable opportunity to present my view in person and/or in writing or (ii) if either I or the Company gives notice to the Board of our objection to the decision of the Board within 30 days after such decision, by arbitration as provided herein. The Company and I agree that goods or services which are competitive with goods or services sold or licensed, or under development, by the Company shall not include goods and services used by any person or entity
(i) for such person or entity's non-public, in-house use, or (ii) for use as a component in a good or service which is not competitive with goods or services sold or licensed, or under development, by the Company.

If after the commencement of my Employment with the Company the Company determines to change its line of business so as to provide goods or services other than those sold or licensed, or under development, by the Company at the commencement of my Employment, then the Company shall give me notice of such determination.

(b) For a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, I shall not, on my own behalf, or as owner, manager, stockholder, consultant, director, officer or employee of any business entity, take away any of the customers that the Company had enjoyed during my Employment with the Company.

(c) For a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, I shall not solicit, induce, attempt to hire, or hire any employee of the Company (or any other person who may have been employed by the Company during the six months prior to the termination of my Employment), or assist in such hiring by any other person or business entity or encourage any such employee to terminate his or her employment with the Company.

(d) I recognize that the Company is developing highly specialized products and services in competition with the other business entities throughout the United States and the world, which products and services are designed to compete in regional, nation-wide and world-wide markets. In light of the competitive nature of the Company's products and services, I agree that the restrictions contained in this Section 1 cannot be limited to any geographic area.

2.   CONFIDENTIALITY AGREEMENT

(a) I will not at any time, whether during or after the termination of my Employment, reveal to any person or entity any of the Confidential Information of the Company or of any third party which the Company is under an obligation to keep confidential. The term "Confidential Information" as used throughout this Agreement shall mean all trade secrets, proprietary information and other data or information (and any tangible evidence, record or representation thereof), whether prepared, conceived or developed by an employee of the Company (including myself) or received by the Company from an outside source, which is in the possession of the Company (whether or not the property of the Company), which in any way relates to the present or future business of the Company or any customer or supplier of the Company, and which is maintained in confidence by the Company. Without limiting the generality of the foregoing, "Confidential Information" shall mean all trade secrets, know-how, proprietary information and other information or data relating to the present or future business of the Company, including but not limited to:

         (i) any idea, improvement, invention, innovation, development technical data, design, formula, device, pattern, concept, computer program, software, firmware, source code, object code, algorithm, subroutine, object module, schematic, model, diagram, flow chart, chip masking specification, user manual, training or service manual, product specification, plan for a new or revised product, compilation of information, or work in process, and any and all revisions and improvements relating to any of the foregoing (in each case whether or not reduced to tangible form); and

         (ii) the name of any customer, employee, prospective customer or consultant, any sales plan, marketing material, plan or survey, business plan, product or development plan or specification, business proposal, financial record, or business record or other record or information relating to the business of the Company.

Notwithstanding the foregoing, the term Confidential Information shall not apply to information (i) which the Company has voluntarily disclosed to the public without restriction, (ii) which has otherwise lawfully entered the public domain, (iii) which the Company has permitted me to disclose by its prior written consent; or (iv) which I may disclose at a forum, workshop or round table conference with the prior knowledge of the Company.

(b) I further represent that my performance of all of the terms of this Agreement and as an employee, consultant or advisor of the Company does not and will not breach any agreement to keep in confidence Confidential Information acquired by me prior to my Employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

(c) Further, I agree that during my Employment I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my Employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company and that within ten (10) days after the termination of my Employment I shall either (i) deliver all of the foregoing, and all copies thereof, to the Company, at its main office or (ii) destroy all of the foregoing, and all copies thereof, and deliver a sworn notice to the Company certifying to such destruction.

(d) The Company shall make adequate provision for the safekeeping of any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs, as requested by me upon notice to the Company given within 10 days after the termination of my Employment, and the Company shall provide me with a notice setting forth that it has complied with such request.

3.   DEVELOPMENTS AGREEMENT

(a) If at any time or times during my Employment, I shall (either alone or with others) make, conceive, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Developments") that relate to the business of the Company or that relate to software provided by suppliers to the Company and incorporated in the Company's products, or any of the goods and services sold, licensed or under development by the Company or result from the use of premises or personal property tangible or intangible owned, leased or contracted for by the Company such Developments and the benefits thereof shall immediately become the sole and absolute property of the Company and its assigns, and I shall promptly disclose to the Company (or any persons designated by it) each such Development and hereby assign any rights I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company.

(b) Upon disclosure of each Development to the Company, I will, during my Employment and at any time thereafter, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

         (i) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

         (ii) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

In the event the Company is unable, after reasonable effort, to secure my signature on any letters patent, copyright or other analogous protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by me.

(c) I understand that the Developments including, but not limited to, those identified in the pages, if any, attached hereto, which I can demonstrate to the satisfaction of the Company that I have made or conceived prior to my Employment by the Company are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof.

4.   MISCELLANEOUS

(a) I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my Employment.

(b) Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

(c) I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

(d) I recognize that money damages alone would not adequately compensate the Company in the event of breach by me of this Agreement, and I therefore agree that, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled to injunctive relief for the enforcement hereof. Failure by the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions.

(e) My obligations under this Agreement shall survive the termination of my employment.

(f) The term "Company" shall include Object Design, Inc. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successor and assigns, and all covenant and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

(g) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(h) This Agreement contains the entire and only agreement between me and the Company respecting the subject matter hereof, and no modification, renewal, extension, waiver or termination of this Agreement or any of the provisions herein contained shall be binding upon me or the Company unless made in writing and signed by an authorized officer of the Company. In the event of any inconsistency between this Agreement and any other contract between me and the Company, the provisions of this Agreement shall prevail.

(i) Any notices to be given hereunder shall be in writing and shall be delivered by hand, by registered, certified or overnight mail to the appropriate address set forth below or to such other address as specified by notice.

(j) Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof and shall be final and binding upon the parties hereto. Notwithstanding anything to the contrary contained in this Section 4(j), the Company shall have the right to seek injunctive relief, specific performance or other equitable relief against me in a court of competent jurisdiction.

BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE READ ALL OF THE PROVISIONS OF THIS AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.


                                          ____________________________
                                          Signature

                                          Address:

                                          ____________________________

                                          ____________________________

                                          Date: ______________________

                                          Accepted:

                                          OBJECT DESIGN, INC.
                                          25 Mall Road
                                          Burlington, MA  01803


                                          By: _________________________

                                          Title:  _____________________

                                    EXHIBIT E
                             CONTRACT OF EMPLOYMENT
                                 by and between
                               OBJECT DESIGN, INC.
                                       and
                                   OMRI TRAUB

This Agreement is between Object Design, Inc. ("Company") and Omri Traub ("Employee").

1.       EMPLOYMENT

         The Company agrees to employ Employee and Employee accepts such employment, upon the terms and conditions hereinafter set forth, for a period of twenty-four (24) months beginning on October 5, 1999 (the "Initial Term"), and thereafter as an employee at will.

2.       DUTIES

         A. Employee shall be employed as a member of the Company's Technical Staff and shall be responsible for modifying and developing software and shall have such other duties and responsibilities as the Board of Directors of the Company or their designee(s) shall determine from time to time.

         B. Employee agrees during the term of this Agreement to devote on a full-time basis, his time, energy and ability to the business of the Company.

3.       COMPENSATION AND BENEFITS

                    A. Employee's gross annual salary shall be $75,000,  payable on a semi-monthly basis and subject to an annual review process. In addition, subject to approval of the Board of Directors, the Company agrees to grant Employee an option to purchase 83,500 shares of Common Stock pursuant to the Company's 1997 Nonqualified Stock Option Plan. Such options shall have an exercise (purchase) price per share of one dollar ($1.00); shall vest 50% at the end of each twelve-month period after the date of the grant; and shall be converted, in accordance with the Company's then-current policy, to "eXcelon Options" in the event of a spin-off of the eXcelon division from the Company.

         B. Upon commencement of the employment, Employee shall be entitled to participate in the then current benefit programs offered by the Company for which he is eligible. Such participation shall be subject to the terms of the applicable plan documents and Company policies. The Company reserves its right, in its sole discretion, and as allowed by law, to modify, suspend or discontinue any or all such benefits at any time without recourse by the Employee.

         C. Except to the extent the terms of any benefit programs or stock option grants provide for the survival of rights or benefits, upon death of Employee, all rights of Employee under this Agreement shall terminate, with the exception of rights which accrued prior to the date of death..

         D. Employee shall be reimbursed for approved business expenses in accordance with Company's then current travel and expense policy.

4.       NON-COMPETITION, NON-DISCLOSURE

         Employee agrees to be bound by the Non-Competition, Non-Disclosure and Developments Agreement incorporated herein by reference and attached hereto as Appendix A.

5.       TERMINATION

         A. Termination for Cause. The Company shall have the right, at any time, at its sole option and upon giving the required legal notice, to terminate this Agreement for one or more of the following occurrences ("Cause"):

                1.    conviction  of the  Employee or a plea of nolo  contendere
                      for  any  felony  or  any  other  crime   involving  moral
                      turpitude;

                2. willful misconduct, fraud, embezzlement, or other material dishonesty on the part of Employee;

                3. a material failure of the Employee to perform his duties under Section 2 hereof (other than as a result of documented physical or mental illness) which continues after written demand for performance is delivered to the Employee which demand specifically identifies the manner in which it is alleged that the Employee has materially failed to perform his duties;

                4. material breach by the Employee of any provision of this Agreement and attached Exhibit A which is not remedied within thirty (30) days of receiving written notice of such breach.

         B. Other Termination. After the Initial Term, the Employee shall be an employee at will and the Company shall have the right at any time, at its option and upon giving the required legal notice, to terminate this Agreement for any reason or no reason.

6.       EFFECT OF TERMINATION

         A. If the Company terminates this Agreement for Cause at any time or without Cause after the Initial Term, or the Employee terminates this Agreement at any time for any reason, then upon termination, the Employee's then current benefits shall terminate in accordance with Company policy or as required by law, except that the Company shall remain obligated in respect to and will pay all such salary and other benefits as may be accrued and unpaid on the date of termination.

         B. If Company terminates this Agreement without Cause during the Initial Term, then the Employee's then current benefits shall continue until the expiration of the Initial Term in accordance with Company policy or as required by law, and the Company shall remain obligated in respect to and will pay all salary that Employee would otherwise be entitled to receive hereunder until the expiration of the Initial Term.

7.       CONFLICTING AGREEMENTS

         Employee hereby represents and warrants that the execution of this Agreement and the performance of Employee's obligations hereunder will not breach or be in conflict with any other agreement to which Employee is a party or is bound and that Employee is not now subject to any covenants against competition, covenants of confidentiality or similar covenants with any person or entity other than the Company.

8.       ENFORCEMENT OF COVENANTS

         Employee acknowledges and agrees that, were Employee to breach any of the covenants contained in Appendix A, the Non-Competition, Non-Disclosure and Developments Agreement, the damage to the Company may be irreparable, and that money damages alone may not be an adequate remedy. Accordingly, Employee agrees that the Company and its assigns, in addition to any other remedies available to them, shall be entitled to seek preliminary and permanent injunctive relief against any breach or threatened breach by Employee of any of said covenants, without posting bond.

9.       MISCELLANEOUS

         A. Employee understands that this Agreement does not create an obligation on the Company or any other person or entity to continue to employ Employee beyond the Initial Term.

         B. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

         C. Employee hereby agrees that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent permitted by applicable law.

         D.       This   Agreement   shall  be  governed  by  and  construed  in
                  accordance with the laws of The Commonwealth of Massachusetts, without regards to its principles of conflicts of law.

         E. Appendix A hereto is incorporated in and made a part of this Agreement. This Agreement contains the entire and only agreement between Employee and the Company respecting the subject matter hereof, and no modification, renewal, extension, waiver or termination of this Agreement or any of the provisions herein contained shall be binding upon Employee or the Company unless made in writing and signed by an authorized officer of the Company.

         F. Any notices to be given hereunder shall be in writing and shall be delivered by hand, by registered, certified or overnight mail to the appropriate address set forth below or to such other address as specified by notice.

         G. The term "Company" shall include Object Design, Inc. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successor and assigns, and all covenant and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.


BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE READ ALL OF THE PROVISIONS OF THIS AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.


SIGNATURE OF EMPLOYEE:_____________________________________________

ADDRESS:___________________________________________________________

DATE:______________________________________________________________

ACCEPTED BY OBJECT DESIGN, INC.

ADDRESS:___________________________________________________________

BY:__________________________________

NAME:________________________________

TITLE:_______________________________

DATE:________________________________

                                   APPENDIX A

                         NON-COMPETITION, NON-DISCLOSURE
                           AND DEVELOPMENTS AGREEMENT

In consideration of my employment, consulting or advisory relationship ("Employment"), as the case may be, with Object Design, Inc., a Delaware corporation with its principal place of business in Burlington, Massachusetts, and in recognition of the fact that as a result of such relationship I will or may have access to confidential information, I agree with the Company (as defined below) as follows:

1.   AGREEMENT NOT TO COMPETE WITH THE COMPANY

(a) As long as I am employed or retained by the Company and for a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, as defined in my Employment Agreement of even date, I shall not, on my behalf, or as owner, manager, stockholder, consultant, director, officer or employee of any business entity, participate in the development or provision of goods or services which are competitive with goods or services sold or licensed, or under development, by the Company without the prior written authorization of the Company; provided, however, that I may, without the Company's prior written authorization, own (i) up to one percent (1%) of the issued and outstanding securities of any publicly held corporation or (ii) any securities in any non-public corporation which I owned prior to the date of my Employment. In the event that the Company and I disagree about whether any business entity develops or provides goods or services which are competitive with goods or services sold or licensed, or under development, by the Company at the date of termination, the disagreement shall be resolved either (i) by decision of the Company's Board of Directors at their next regularly scheduled board meeting acting in good faith after giving me a suitable opportunity to present my view in person and/or in writing or (ii) if either I or the Company gives notice to the Board of our objection to the decision of the Board within 30 days after such decision, by arbitration as provided herein. The Company and I agree that goods or services which are competitive with goods or services sold or licensed, or under development, by the Company shall not include goods and services used by any person or entity
(i) for such person or entity's non-public, in-house use, or (ii) for use as a component in a good or service which is not competitive with goods or services sold or licensed, or under development, by the Company.

If after the commencement of my Employment with the Company the Company determines to change its line of business so as to provide goods or services other than those sold or licensed, or under development, by the Company at the commencement of my Employment, then the Company shall give me notice of such determination.

(b) For a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, I shall not, on my own behalf, or as owner, manager, stockholder, consultant, director, officer or employee of any business entity, take away any of the customers that the Company had enjoyed during my Employment with the Company.

(c) For a period of one year after the termination of my Employment with the Company by me for any reason, including expiration of the previously agreed upon term of my Employment, or by the Company for or without Cause, I shall not solicit, induce, attempt to hire, or hire any employee of the Company (or any other person who may have been employed by the Company during the six months prior to the termination of my Employment), or assist in such hiring by any other person or business entity or encourage any such employee to terminate his or her employment with the Company.

(d) I recognize that the Company is developing highly specialized products and services in competition with the other business entities throughout the United States and the world, which products and services are designed to compete in regional, nation-wide and world-wide markets. In light of the competitive nature of the Company's products and services, I agree that the restrictions contained in this Section 1 cannot be limited to any geographic area.

2.   CONFIDENTIALITY AGREEMENT

(a) I will not at any time, whether during or after the termination of my Employment, reveal to any person or entity any of the Confidential Information of the Company or of any third party which the Company is under an obligation to keep confidential. The term "Confidential Information" as used throughout this Agreement shall mean all trade secrets, proprietary information and other data or information (and any tangible evidence, record or representation thereof), whether prepared, conceived or developed by an employee of the Company (including myself) or received by the Company from an outside source, which is in the possession of the Company (whether or not the property of the Company), which in any way relates to the present or future business of the Company or any customer or supplier of the Company, and which is maintained in confidence by the Company. Without limiting the generality of the foregoing, "Confidential Information" shall mean all trade secrets, know-how, proprietary information and other information or data relating to the present or future business of the Company, including but not limited to:

         (i) any idea, improvement, invention, innovation, development technical data, design, formula, device, pattern, concept, computer program, software, firmware, source code, object code, algorithm, subroutine, object module, schematic, model, diagram, flow chart, chip masking specification, user manual, training or service manual, product specification, plan for a new or revised product, compilation of information, or work in process, and any and all revisions and improvements relating to any of the foregoing (in each case whether or not reduced to tangible form); and

         (ii) the name of any customer, employee, prospective customer or consultant, any sales plan, marketing material, plan or survey, business plan, product or development plan or specification, business proposal, financial record, or business record or other record or information relating to the business of the Company.

Notwithstanding the foregoing, the term Confidential Information shall not apply to information (i) which the Company has voluntarily disclosed to the public without restriction, (ii) which has otherwise lawfully entered the public domain, (iii) which the Company has permitted me to disclose by its prior written consent; or (iv) which I may disclose at a forum, workshop or round table conference with the prior knowledge of the Company.

(b) I further represent that my performance of all of the terms of this Agreement and as an employee, consultant or advisor of the Company does not and will not breach any agreement to keep in confidence Confidential Information acquired by me prior to my Employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

(c) Further, I agree that during my Employment I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my Employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company and that within ten (10) days after the termination of my Employment I shall either (i) deliver all of the foregoing, and all copies thereof, to the Company, at its main office or (ii) destroy all of the foregoing, and all copies thereof, and deliver a sworn notice to the Company certifying to such destruction.

(d) The Company shall make adequate provision for the safekeeping of any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs, as requested by me upon notice to the Company given within 10 days after the termination of my Employment, and the Company shall provide me with a notice setting forth that it has complied with such request.

3.   DEVELOPMENTS AGREEMENT

(a) If at any time or times during my Employment, I shall (either alone or with others) make, conceive, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Developments") that relate to the business of the Company or that relate to software provided by suppliers to the Company and incorporated in the Company's products, or any of the goods and services sold, licensed or under development by the Company or result from the use of premises or personal property tangible or intangible owned, leased or contracted for by the Company such Developments and the benefits thereof shall immediately become the sole and absolute property of the Company and its assigns, and I shall promptly disclose to the Company (or any persons designated by it) each such Development and hereby assign any rights I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company.

(b) Upon disclosure of each Development to the Company, I will, during my Employment and at any time thereafter, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

         (i) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

         (ii) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

In the event the Company is unable, after reasonable effort, to secure my signature on any letters patent, copyright or other analogous protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by me.

(c) I understand that the Developments including, but not limited to, those identified in the pages, if any, attached hereto, which I can demonstrate to the satisfaction of the Company that I have made or conceived prior to my Employment by the Company are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof.

4.   MISCELLANEOUS

(a) I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my Employment.

(b) Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

(c) I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

(d) I recognize that money damages alone would not adequately compensate the Company in the event of breach by me of this Agreement, and I therefore agree that, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled to injunctive relief for the enforcement hereof. Failure by the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions.

(e) My obligations under this Agreement shall survive the termination of my employment.

(f) The term "Company" shall include Object Design, Inc. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successor and assigns, and all covenant and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

(g) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(h) This Agreement contains the entire and only agreement between me and the Company respecting the subject matter hereof, and no modification, renewal, extension, waiver or termination of this Agreement or any of the provisions herein contained shall be binding upon me or the Company unless made in writing and signed by an authorized officer of the Company. In the event of any inconsistency between this Agreement and any other contract between me and the Company, the provisions of this Agreement shall prevail.

(i) Any notices to be given hereunder shall be in writing and shall be delivered by hand, by registered, certified or overnight mail to the appropriate address set forth below or to such other address as specified by notice.

(j) Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof and shall be final and binding upon the parties hereto. Notwithstanding anything to the contrary contained in this Section 4(j), the Company shall have the right to seek injunctive relief, specific performance or other equitable relief against me in a court of competent jurisdiction.

BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE READ ALL OF THE PROVISIONS OF THIS AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.


                                                    ____________________________
                                                    Signature

                                                    Address:

                                                    ____________________________

                                                    ____________________________

                                                    Date: ______________________

                                                    Accepted:

                                                    OBJECT DESIGN, INC.
                                                    25 Mall Road
                                                    Burlington, MA  01803


                                                    By: ________________________

                                                    Title:  ____________________

                                    EXHIBIT F

                                   AGREEMENTS


NONE.

                                    EXHIBIT G

                              INTELLECTUAL PROPERTY



The copyright to the Software, which copyright is not registered.

The trademark "Transformis(TM)", which trademark is not registered.

The trademark "Stylus XSL Development Tool(TM)", which trademark is not registered.